Exhibit 10.1
FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH
AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY
AGREEMENT
     FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of May 28, 2009, by and among Wabash National Corporation, a Delaware corporation, Wabash National, L.P., a Delaware limited partnership, Wabash Wood Products, Inc. (f/k/a WNC Cloud Merger Sub, Inc.), an Arkansas corporation, FTSI Distribution Company, L.P., a Delaware limited partnership and Transcraft Corporation, a Delaware corporation (collectively, “Borrowers”), Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Cloud Oak Flooring Company, Inc., an Arkansas corporation, Wabash National Manufacturing, L.P. (f/k/a Wabash National Lease Receivables, L.P.), a Delaware limited partnership (collectively, “Guarantors”), the Lenders party hereto, and Bank of America, N.A., a Rhode Island corporation (“Agent”), as Agent for the Lenders.
R E C I T A L S:
     WHEREAS, Agent, Lenders and Borrowers have entered into certain financing arrangements pursuant to the Second Amended and Restated Loan and Security Agreement, dated as of March 6, 2007, by and among Agent, the Lenders party thereto and Borrowers (as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced (the “Loan Agreement”));
     WHEREAS, Borrowers, Agent and Lenders have entered into that certain Forbearance Agreement and Third Amendment to Second Amended and Restated Loan and Security Agreement dated April 28, 2009, by and among Borrowers, Guarantors, the Lenders party thereto and Agent (the “Forbearance Agreement”); and
     WHEREAS, the Borrowers, Agent and Lenders have agreed to amend the Loan Agreement and the Forbearance Agreement in certain respects, and the Agent and Lenders are willing to do so on the terms and conditions specified herein.
     THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:
SECTION 1. DEFINITIONS
     All capitalized terms used herein (including the recitals hereto) shall have the respective meanings ascribed thereto in the Loan Agreement unless otherwise defined herein.

SECTION 2. ACKNOWLEDGMENTS
          2.1. Acknowledgment of Obligations. Each Borrower hereby acknowledges, confirms and agrees that as of the close of business on May 28, 2009, Borrowers are, jointly and severally, indebted to Agent and Lenders in respect of the Revolving Credit Loan in the principal amount of $57,013,659.96. All Loans, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrowers to Agent and Lenders, are unconditionally owing by Borrowers to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.
          2.2. Acknowledgment of Security Interests. Each Borrower hereby acknowledges, confirms and agrees that Agent, for the benefit of itself and Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in all of the real and personal property of each Borrower and each Guarantor heretofore granted to Agent pursuant to the Loan Agreement and the Other Agreements or otherwise granted to or held by Agent, subject only to Permitted Liens.
          2.3. Binding Effect of Documents. Each Borrower and each Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Loan Agreement and the Other Agreements to which it is a party has been duly executed and delivered to Agent by such Borrower and such Guarantor, and each is and shall remain in full force and effect as of the date hereof except as modified pursuant hereto, (b) the agreements and obligations of such Borrower or Guarantor contained in such documents and in this Amendment constitute the legal, valid and binding obligations and liabilities of such Borrower or Guarantor, enforceable against it in accordance with their respective terms, and such Borrower or Guarantor has no valid defense to the enforcement of such obligations and liabilities, and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for under the Loan Agreement and the Other Agreements and applicable law.
SECTION 3. AMENDMENT TO FORBEARANCE AGREEMENT
          3.1. Section 3.2(a) of the Forbearance Agreement is hereby amended by amending and restating clause (i) of such Section in its entirety as follows: “(i) July 31, 2009 or”.
SECTION 4. AMENDMENTS TO LOAN AGREEMENT
          4.1. The following new defined terms are hereby added to Appendix A of the Loan Agreement in its respective alphabetical order therein:
     “Amendment No. 4 Date” — May 28, 2009.
     “Trailer Storage Lease” — a lease agreement between a Guarantor, as lessor, and an lessee identified in writing to Agent and Lenders prior, to store no more than 150 trailers owned by such lessee on the real Property owned or leased by such Borrower.

          4.2. The definition of “Applicable Margin” in Appendix A of the Loan Agreement is hereby amended and restated in its entirety as follows:
     “Applicable Margin” — from the Amendment No. 4 Date, the percentages set forth below with respect to the Base Rate Portion, the LIBOR Portion and the Unused Line Fee.

Base Rate Portion	2.75%
LIBOR Portion	4.25%
Unused Line Fee	0.25%
          4.3. The definition of “Borrowing Base” in Appendix A of the Loan Agreement is hereby amended by amending and restating clause (ii) of such definition in its entirety as follows:
(ii)	an amount equal to the sum of
(a)	85% of the net amount of Eligible Accounts outstanding at such date; plus

(b)	the least of (i) 85% of the net orderly liquidation percentage of Eligible Inventory at such date and (ii) the sum of (A) 85% of the net orderly liquidation value of Eligible Trailer Inventory at such date, plus (B) 75% of the value of Eligible Bill and Hold Inventory at such date, plus (C) 70% of the value of Eligible Inventory consisting of raw materials or parts (including Bill and Hold Inventory not constituting Eligible Bill and Hold Inventory) at such date, plus (D) 50% of the value of Eligible Inventory consisting of work-in-process at such date; plus

(c)	(i) at all times prior to the Fixed Asset Election Date, the Fixed Asset Sublimit or (ii) at all times on and after the Fixed Asset Election Date, the least of (A) the Maximum Fixed Asset Amount or (B) the sum of (x) 85% of the net orderly liquidation value of Eligible Equipment at such date and (y) 65% of the fair market value of Eligible Real Property at such date; minus

(d)	(i) $17,500,000, at all times on or after the Amendment No. 4 Date through and including July 31, 2009 or (ii) $22,500,000, at all times after July 31, 2009.
          4.4. The definition of “Eligible Account” in Appendix A of the Loan Agreement is hereby amended by amending and restating clause (iv) of such definition in its entirety as follows:

     (iv) the total unpaid Accounts of the Account Debtor exceed (a) 30% of the net amount of all Eligible Accounts in the case of Schneider National, Inc. and its Affiliates, (b) from the Amendment No. 4 Date through and until July 31, 2009, 50% of the net amount of all Eligible Accounts in the case of Old Dominion Freight Line, Inc. and FedEx Freight System, Inc., (c) 30% of the net amount of all Eligible Accounts in the case of any Account Debtor rated 5A2 or better by Dun & Bradstreet, and the Affiliates of such Account Debtor or (d) 20% of the net amount of all Eligible Accounts in the case of any other Account Debtor, but in each case only to the extent of such excess; or
          4.5. Section 8.1.3 of the Loan Agreement is hereby amended by: (i) amending clause (v) thereof by deleting the word “and” after the semicolon, (ii) amending clause (vi) thereof by deleting the period and adding “; and” at the end of the clause, and (iii) adding at the end thereof a new clause (vii) to read as follows:
     (vii) On the third Business Day of each calendar week from and after the Amendment No. 4 Date, Borrowers shall deliver to Agent, in form reasonably acceptable to Agent, a report (1) setting forth a 13-week cash flow forecast for Wabash and its Subsidiaries, on a Consolidated and consolidating basis, along with a comparison of the actual and projected cash flow statements for the immediately preceding calendar week, with appropriate supporting details and such other supporting materials as Agent shall reasonably request and (2) identifying the reasons for any significant variations.
          4.6. Section 8.2.9 of the Loan Agreement is hereby amended by inserting the following proviso at the end of clause (v) thereof:
     ; provided that any Guarantor may enter into the Trailer Storage Lease on or prior to the termination of the Forbearance Period (as defined in that certain Forbearance Agreement and Third Amendment to Second Amended and Restated Loan and Security Agreement dated April 28, 2009, by and among Borrowers, Guarantors, the Lenders party thereto and Agent (as amended, restated supplemented or otherwise modified from time to time, the “Forbearance Agreement”)) notwithstanding the existence of the Existing Defaults (as defined in the Forbearance Agreement).
          4.7. Exhibit 7.1.16 to the Loan Agreement is hereby amended and restated in its entirety in the form that is attached hereto.
          4.8. Exhibit 7.1.20 to the Loan Agreement is hereby amended and restated in its entirety in the form that is attached hereto.
          4.9. Exhibit 8.1.4 to the Loan Agreement is hereby amended and restated in its entirety in the form that is attached hereto.

SECTION 5. COVENANTS
          5.1. Strategic Report. On or before June 15, 2009, Borrowers shall deliver to Agent a written report detailing the strategic business alternatives, in form and substance satisfactory to Agent.
          5.2. Default Interest. Agent and Lenders hereby agree that solely during the Forbearance Period and subject to the terms and conditions of this Amendment, Lenders shall not institute the default rate of interest set forth in Section 2.1.2 of the Loan Agreement.
SECTION 6. REPRESENTATIONS AND WARRANTIES
     Each Borrower hereby represents, warrants and covenants as follows:
          6.1. Representations in the Loan Agreement, Other Agreements. Each of the representations and warranties made by or on behalf of each Borrower and each Guarantor to Agent and Lenders in the Loan Agreement or any of the Other Agreements was true and correct when made, and is, except for the Existing Defaults (as defined in the Forbearance Agreement), true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Borrower or such Guarantor on the date hereof and in this Amendment, except for such representations and warranties limited by their terms to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
          6.2. Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to Agent and Lenders by each Borrower and the Consent and Reaffirmation has been duly authorized, executed and delivered to Agent and Lenders by each Guarantor and each is enforceable in accordance with its terms and is in full force and effect.
          6.3. No Conflict. The execution, delivery and performance of this Amendment by each Borrower will not violate any requirement of law or contractual obligation of any Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.
SECTION 7. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AMENDMENT
          The effectiveness of the terms and provisions of Section 3.2 of this Amendment shall be subject to the receipt by Agent of each of the following, in form and substance satisfactory to Agent:
          7.1. an original of this Amendment, duly authorized, executed and delivered by Borrower;
          7.2. a copy of the Consent and Reaffirmation attached hereto as Exhibit A, duly authorized, executed and delivered by each signatory thereto;

          7.3. each agreement, document and instrument requested by Lender in connection with this Amendment; and
          7.4. all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.
SECTION 8. MISCELLANEOUS
          8.1. Effect of Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the Other Agreements are intended or implied and in all other respects the Loan Agreement and the Other Agreements hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the Other Agreements, the terms of this Amendment shall govern and control. The Loan Agreement and this Amendment shall be read and construed as one agreement.
          8.2. Costs and Expenses. Each Borrower absolutely and unconditionally agrees to pay to Agent, on demand by Agent at any time, whether or not all or any of the transactions contemplated by this Amendment are consummated: all reasonable fees and disbursements of any counsel to Agent in connection with the preparation, negotiation, execution or delivery of this Amendment and any agreements contemplated hereby and reasonable expenses which shall at any time be incurred or sustained by Agent or any participant of Agent or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby.
          8.3. Further Assurances. At Borrowers’ expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.
          8.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
          8.5. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and such other documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.
          8.6. Release.
          (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower and each Guarantor executing a Consent and Reaffirmation in the form attached hereto, on behalf of itself and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (such Borrowers, such Guarantors and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and such Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Borrower or any Guarantor or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Amendment, the Loan Agreement, or the Other Agreements or transactions hereunder or thereunder.
          (b) Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
          (c) Each Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
          8.7. Covenant Not to Sue. Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower or any Guarantor pursuant to Section 8.6 above. If any Releasing Party violates the foregoing covenant, each Borrower and each Guarantor, for itself and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.
          8.8. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.
          8.9. Reviewed by Attorneys. Each Borrower and each Guarantor represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to discuss this Amendment with, and have this Amendment reviewed by, such attorneys and other persons as such Borrower and such Guarantor may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.
          8.10. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE LOAN AGREEMENT AND ANY OF THE OTHER AGREEMENTS, THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER AGREEMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER AND AGENT AND/OR LENDERS PERTAINING TO THIS AMENDMENT OR THE LOAN AGREEMENT OR THE OTHER AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE LOAN AGREEMENT OR ANY OF THE OTHER AGREEMENTS; AND FURTHER PROVIDED, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT OR ANY LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUCH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER THE SAME HAS BEEN POSTED.
          8.11. Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH,

RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR THE LOAN AGREEMENT OR THE OTHER OTHER AGREEMENTS OR THE TRANSACTIONS RELATED THERETO.
          8.12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, this Amendment is executed and delivered as of the day and year first above written.

BORROWERS:

WABASH NATIONAL CORPORATION

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

WABASH NATIONAL, L.P.

By:	Wabash National Trailer Centers, Inc.,
its General Partner

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President Treasurer

WABASH WOOD PRODUCTS, INC. (f/k/a WNC
Cloud Merger Sub, Inc.)

By: Name:	/s/ Lawrence M. Cuculic Lawrence M. Cuculic
Title:	Secretary

FTSI DISTRIBUTION COMPANY, L.P.

By:	Wabash National Trailer Centers, Inc.,
its General Partner

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President Treasurer

TRANSCRAFT CORPORATION

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President Treasurer
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

GUARANTORS:

CONTINENTAL TRANSIT CORPORATION

By: Name:	/s/ Lawrence M. Cuculic Lawrence M. Cuculic
Title:	Secretary

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc.,
its General Partner

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President Treasurer

WABASH NATIONAL TRAILER CENTERS, INC.

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President Treasurer

WABASH FINANCING LLC

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Treasurer, Manager

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc.,
its Sole Member

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President Treasurer
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

WABASH NATIONAL MANUFACTURING, L.P.
(f/k/a Wabash National Lease Receivables, L.P.)

By:	Wabash National Corporation, its General Partner

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

CLOUD OAK FLOORING COMPANY, INC.

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Treasurer
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

AGENT:

BANK OF AMERICA, N.A.,
as Agent and as a Lender

By: Name:	/s/ Jason Riley Jason Riley
Title:	Senior Vice President
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

LENDER:

PNC BANK, N.A.

By: Name:	/s/ Eric L. Moore Eric L. Moore
Title:	Vice President
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

LENDER:

FIFTH THIRD BANK

By: Name:	/s/ Evan J. Chu Evan J. Chu
Title:	Officer
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

LENDER:

WELLS FARGO FOOTHILL, LLC

By: Name:	/s/ Krista Wade Krista Wade
Title:	Assistant Vice President
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By: Name:	/s/ Michael P. Gutia Michael P. Gutia
Title:	Vice President
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

LENDER:

NATIONAL CITY BUSINESS CREDIT, INC.

By: Name:	/s/ Todd W. Milenius Todd W. Milenius
Title:	Vice President
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION

By: Name:	/s/ Rebecca L. Milligan Rebecca L. Milligan
Title:	Duly Authorized Signatory
Signature Page to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

EXHIBIT A
CONSENT AND REAFFIRMATION
          Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Cloud Oak Flooring Company, Inc., an Arkansas corporation, Wabash National Manufacturing, L.P. (f/ka/ Wabash National Lease Receivables, L.P.), a Delaware limited partnership (each, a “Guarantor” and collectively, the “Guarantors”), each hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement (the “Amendment”) among Guarantors, Wabash National Corporation, a Delaware corporation, Wabash National, L.P., a Delaware limited partnership, Wabash Wood Products, Inc. (f/k/a WNC Cloud Merger Sub, Inc.), an Arkansas corporation, FTSI Distribution Company, L.P., a Delaware limited partnership and Transcraft Corporation, a Delaware corporation (collectively, the “Borrowers”), the Lenders party thereto and Bank of America, N.A., a Rhode Island corporation (“Agent”); (ii) consents to Borrowers’ execution and delivery of the Amendment (iii) reaffirms its obligations under the Other Agreements to which such Guarantor is a party; (iv) agrees to be bound by the Amendment, including Section 8.6 and Section 8.7 of the Amendment; and (v) affirms that nothing contained in the Amendment, except as specifically stated therein, shall modify in any respect whatsoever any Other Agreement to which it is a party.
          Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, such Guarantor understands that Agent and Lenders have no obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
          Each of the undersigned further agrees that after giving effect to the Amendment, each Guaranty and all such other Other Agreements shall remain in full force and effect.

     IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

GUARANTORS:

CONTINENTAL TRANSIT CORPORATION

By:	/s/ Lawrence M. Cuculic

Name: Lawrence M. Cuculic
Title: Secretary

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc.,
its General Partner

By:	/s/ Robert J. Smith

Name: Robert J. Smith
Title: Vice President Treasurer

WABASH NATIONAL TRAILER CENTERS, INC.

By:	/s/ Robert J. Smith

Name: Robert J. Smith
Title: Vice President Treasurer

WABASH FINANCING LLC

By:	/s/ Robert J. Smith

Name: Robert J. Smith
Title: Treasurer, Manager

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc.,
its Sole Member

By:	/s/ Robert J. Smith

Name: Robert J. Smith
Title: Vice President Treasurer
Signature Page to Consent and Reaffirmation to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement

WABASH NATIONAL MANUFACTURING, L.P.
(f/k/a Wabash National Lease Receivables, L.P.)

By:	Wabash National Corporation,
its General Partner

By:	/s/ Robert J. Smith

Name: Robert J. Smith
Title: Senior Vice President and Chief Financial Officer

CLOUD OAK FLOORING COMPANY, INC.

By:	/s/ Robert J. Smith

Name: Robert J. Smith
Title: Treasurer
Signature Page to Consent and Reaffirmation to First Amendment to Forbearance Agreement and Fourth Amendment to Second Amended and Restated Loan and Security Agreement